Exhibit 99.1
Keefe, Bruyette & Woods 2008 Insurance Conference September 3, 2008

Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Outline The Meadowbrook Approach Diverse Business Model Strategy Driving Enterprise Value and ROE

The Meadowbrook Approach Our Focus We are a specialty insurance underwriter and insurance administration services company, that serves the needs of underserved market segments that value service and specialized knowledge with solutions that include: Excess and surplus lines commercial property and casualty insurance; specialty program underwriting; alternative risk transfer solutions; agency operations; and insurance administration services Our Objective To generate predictable earnings, in any stage of the market cycle, with a long term targeted return on average equity target of 15% Our Strategy Maximize the unique characteristics of our balanced business model Generate profitable underwriting results from our insurance operations Generate consistent investment income with a low-risk, high-quality approach Generate stable, consistent fee and commission income through our robust agency and risk management operations Generate free cash flow from dividends from insurance company subsidiaries and non- regulated insurance administration services Deliver consistent results with a balanced business model

Pro Forma Meadowbrook Vitals Pro forma market cap: $400 million (8/25/2008) Pro forma outstanding shares: 58.1 million (6/30/2008) Weighted average shares at Q3 2008 47.6 million Weighted average shares at Q4 2008 58.1 million Pro forma book value: $433.1 million (6/30/2008) Pro forma book value per share: $7.45 (6/30/2008) Pro forma debt to equity: 33.7% (6/30/2008) Pro forma debt to total capital: 25.2% (6/30/2008) Pro forma price / book: 0.92 Premium Leverage GWP to GAAP surplus 1.4 to 1 NEP to GAAP surplus 1.1 to 1 GWP to Statutory surplus 1.6 to 1 NWP to Statutory surplus 1.3 to 1 Pro forma insider ownership: 5.7% (8/25/2008) Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile (pro forma 6/30/2008)

We Have Created a Diverse and Flexible Business Model Meadowbrook agency commission from mostly unaffiliated carriers Fee-based revenue from insurance administration services Affiliated inter-company Non-affiliated sources Our business model is based on revenue sources split among commissions, fees, investment income and specialty insurance premiums Agency and Fee Based Operations Specialty Insurance Operations Contributors to a 15% long-term ROE target Agency and fee-based contribution Premium revenue through wholesale and retail agencies on an admitted and non-admitted basis Consistent investment income from a low risk, high quality portfolio 5.0% 3.0% 7.0% Underwriting profit contribution Investment income contribution

Diversified Set of Risk Bearing and Non Risk Bearing Product and Service Offerings Agency commissions Minimal Capital Requirements Large Capital Requirements Low Retained Risk High Retained Risk Specialty Insurance Operations Non Risk Bearing Agency and Fee-Based Operations Diverse Revenue Sources A Choice in Assumed Risk Levels Flexible Capital Allocation Alternatives Insurance administration revenue Quota share risk sharing Profit based commission risk sharing Fully insured program risk retention Our model provides flexibility in risk retention and capital allocation decisions Admitted products and programs Non-admitted products and programs Risk sharing vehicles

Powerful and Diverse Distribution Network National network of wholesale general agents Specialty program agents and program administrators Excess and Surplus Lines Specialty Programs Products Distribution Channels Specialty Product Lines Retail agent appointments for primary workers compensation USSU / Meadowbrook specialty brokerage for excess workers compensation General program administrators Retail agent appointments for surety Marine brokers and general agents for ocean marine Environmental general agents for environmental risks Construction brokers for contractor classes Our range of distribution capabilities includes general agents, program agents, independent agents, specialty retail agents, brokers and Meadowbrook agencies Brokers and retail agents for excess casualty

Typical Meadowbrook Offerings Excess and Surplus Lines Specialty Programs Specialty Products Picture framers Music equipment stores Christian booksellers Health and fitness centers Chemical distribution Livestock Custom Harvesters Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Restaurants, bars, taverns Apartments Hotels and motels Mercantile Convenient stores Contractors liability Inland marine Workers' compensation Excess casualty Surety Ocean marine Environmental Managed Programs Michigan Municipal League Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund USSU-Excess Workers' Compensation

National Scope with Regional Perspective Bermuda Talented insurance underwriting, agency and fee-for-service resources are located throughout the country to serve various client needs Regional management effectively serves local needs Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations

Making the Model Work A Growth Platform on a Stable Foundation

The Insurance Company Operation Growth Platform Small to medium sized general agents, retail and specialty agents and program administrators Local/regional agents with $2 - $25 million in premium volume Programs and Products Target Market Typical Distribution Licensing Alternative Solutions Specialty Programs: specialized underwriting, products and services designed for association and industry groups E&S Commercial Property and Casualty Products: commercial property and casualty coverage for diverse classes of business with rate and form flexibility Primarily small to medium sized businesses in underserved markets Onshore or offshore captive and rent-a-captive insurance vehicles available 6 insurance companies with a variety of licenses to write on an admitted and non-admitted basis in all 50 states

Revenue Enhancement Opportunities of the ProCentury Merger

MEADOWBROOK INSURANCE GROUP

- **Opportunities to leverage shared infrastructure**
  - Expand ProCentury marketing capacity with Meadowbrook business development
  - Coordinate ProCentury underwriting teams with Meadowbrook regional leadership for relationship enhancements
  - Enhance position in surplus lines market and further leverage admitted capabilities for program development
- **Opportunities to leverage complementary product and distribution capabilities**
  - Meadowbrook program round out
  - Extend Meadowbrook's program reach through ProCentury general agency relationships
  - ProCentury product distribution opportunities through Meadowbrook agency partners, retail and wholesale distribution channels and relationships
- **Opportunities to leverage other niche capabilities**
  - Meadowbrook premium finance capabilities to support ProCentury products
  - Meadowbrook's higher T-List capacity enhances surety opportunities
  - E&S expansion opportunities for Meadowbrook's wholesale operation with current program administrators

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Insurance Operations Premium Distribution ProCentury Production Meadowbrook Production Pro forma Production Distribution Other Liability 0.257 Commercial Multi-Peril 0.215 Workers' Compensation 0.208 Commercial Auto 0.183 Fire 0.058 Inland Marine 0.038 Medical Malpractice 0.022 Other 0.019 $191 $216 $283 $238 $250 - $260 $313 $332 $331 $346 $385

Insurance Operations Loss and Expense Ratios 2004 2005 2006 2007 6/30/2008 Expense Ratio 0.319 0.328 0.326 0.338 0.359 Loss Ratio 0.599 0.666 0.619 0.579 0.614 2004 2005 2006 2007 6/30/2008 Expense Ratio 0.335 0.335 0.345 0.342 0.306 Loss Ratio 0.679 0.652 0.623 0.612 0.615 Q1 2008 Q2 2008 6/30/2008 Expense Ratio 0.338 0.318 0.327 Loss Ratio 0.599 0.628 0.614 GAAP Loss ratio GAAP Expense ratio GAAP Loss ratio GAAP Expense ratio 101.4% ProCentury Combined Ratio Meadowbrook Combined Ratio 98.7% 96.8% 95.4% 92.1% 91.8% 99.4% 94.5% 91.7% 97.3% Pro forma Combined Ratio 93.7% 94.6% 94.2% GAAP Loss ratio GAAP Expense ratio

Agency and Fee-Based Operations Provide a Stable Foundation Agency Operations Original foundation of the Company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers Insurance Administrative Services Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes

Agency and Fee-Based Operations Profile Fee Revenue 2004 2005 2006 2007 2008 YTD pro forma Inter-company fees 48.05 50.754 49.995 50.948 24.978 fees 32.045 26.774 30.441 36.068 16.299 commissions 8.481 9.142 10.731 9.92 5.995 Commission Revenue Gross Commission and Fee-Based Revenue Stable, consistent net commission and fee-based revenues are expected to make up 5% of the targeted 15% ROE $88 $87 $91 $97 $47 Inter-company fee revenue

We Execute our Approach with a Focus on Underwriting Discipline We re-underwrite E&S authority business for accuracy and completeness We limit exposure to catastrophe-prone areas Our associates have broad and deep underwriting experience and expertise Our in-house actuarial team supports underwriting with pricing and loss analysis Our new opportunities undergo a thorough new business due diligence process Robust program controls help monitor new programs for performance We have high quality, long-term reinsurance partnerships with companies that have an A- rating or better As an underwriting company, we underwrite for predictability and profitability

Our Success Depends on Delivering Superior Service to Our Agents This is a relationship-based business, we compete on service, rather than solely on price or underwriting terms Speed and ease of doing business are our value propositions Underwriting authority helps agents quickly serve their clients Our goal is to bring new products and services to market quickly We have made investment in web-based applications for agents a high priority We limit our distribution partnerships in order to maintain strong relationships and avoid channel conflict Diverse capabilities allow us to offer distribution flexibility

Low equity risk exposure 98% fixed income and cash 2% preferred stock High credit quality 97% A- rated and above Average rating is AA+ Fixed income duration is 4.1 years Average yield is 4.5% Pro forma Investment Allocation Pro forma investment allocation 6/30/2008 We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment posture because of the risk we take in our underwriting operations

Focus on Generating Consistent Investment Income Historical ProCentury net investment income 2004 2005 2006 2007 6/30/2008 pro forma MIG Investment Income 14.911 17.975 22.075 26.4 23.5 PROS Investment Income 10.048 14.487 19.372 22 Historical Meadowbrook net investment income Net Investment Income With over $1 billion in invested assets, we are focused on generating consistent levels of investment income while limiting incremental risk

Capability Building Through Acquisition

Strategic Staging of Acquisitions

Retail Agency Only → Core Capability Build Out → Synergistic Expansion



Preferred Insurance Company, Ltd
TPA Insurance Agency
USSU
2008
2007
2005
ProCentury Corp.
Saginaw Insurance Agency
Williamsburg National Insurance Company
Crest Financial Services
1999
1998
1997
Insurance and Benefits Consultants
American Indemnity Insurance Company
1996
1994
Ameritrust Insurance Corporation
Florida Preferred Administrators, Inc.
Star Insurance Company
1990
Association Self Insurance Services
1985
Founded as a retail insurance agency
1955
Savers Property and Casualty Insurance Company

22

In June 2008 A.M. Best affirmed the A-(Excellent) rating of Meadowbrook; the rating reflects: Continued, favorable underwriting and operating performance Solid capitalization Management's expertise in the alternative risk market The significant improvement in earnings during the past four years contributing to improved capitalization. In February 2008, A.M. Best affirmed the A-(Excellent) rating of Century Insurance Group; the rating reflects ProCentury's fourth quarter financial results The continuation of improved operating profitability The ability to sustain solid profit margins despite an increasingly competitive market Adequate capitalization and liquidity Improvement in underwriting results A Stable Outlook: Rated A- (Excellent) by A.M. Best

Second Quarter 2008 Highlights Meadowbrook Gross written premium increased by 21% to $94.3 million compared to $78.0 million in the second quarter of 2007 Operating income, excluding amortization increased 50.3% to $10.1 million, from $6.7 million in the second quarter 2007 Second quarter GAAP combined ratio was 90.5% compared to 97.4% in the second quarter of 2007 ProCentury Gross written premium increased to $68.0 million compared to $67.7 million in the second quarter of 2007 Operating income, excluding storm losses and realized investment losses was $5.5 million The second quarter GAAP combined ratio was 101.2% which includes: $4.6 million in weather related losses $1.7 million in realized investment losses due to other than temporary impairments Expenses associated with an SEC investigation of construction defect reserves Fixed costs associated with the merger

Driving Enterprise Value and ROE Balanced model provides opportunities across market cycles Increase underwriting leverage through select revenue enhancement opportunities between Meadowbrook and ProCentury Increase fee-for-service income through new opportunities and as amortization runs off Increase investment leverage through cash from operations and extending duration of reserves and invested assets Reduce expenses through leveraging fixed costs over a larger revenue base Expansion of product and program diversification

Robert Cubbin Karen Spaun Keefe, Bruyette & Woods 2008 Insurance Conference September 3, 2008